Exhibit 99.2

1 1 Q2 2026 Earnings Call August 12, 2026 G2_AUSTIN CONSTRUCTION: AUGUST 2026

Q2 2026 Earnings Call

Important Notices

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation with respect to T1's strategy of developing as an integrated U.S. solar and storage leader, powering U.S. artificial intelligence development and energy dominance and establishing a domestic solar supply chain (including its desired position as the first vertically integrated American silicon-based advanced solar company); T1's ability to build commercial traction with U.S. customers; T1's ability to generate meaningful long-term shareholder value; the timing for funding and completion of G2_Austin Phase 1 and the expected level of capital expenditure to achieve such completion; expectations with respect to future financing activities (including the structure, timing and size of any such transaction); T1's financial and operating performance and guidance (including 2026 operating and financial guidance) and any projected business outlook; the expected benefits from T1's acquisition of patents and other intellectual property rights from Evervolt Green Energy Pte. Ltd.; the impact of the 232 polysilicon proclamation, including anticipated benefits to T1's supply chain strategy and T1's ability to access the Department of Commerce tariff offset onshoring program; the growth of U.S. electricity demand; T1's commercial presence and ability to grow its U.S. customer base; T1's ability to meet its production plan and pursue strategic partnerships, including the status of any ongoing discussions with utilities/developers (including with respect to T1's portfolio of European assets); T1's capital formation opportunities and the timing thereof; any cell procurement targets and indications of customer demand in 2026; T1's ability to optimize its capital structure; the ramp up of production and revenues at G1_Dallas (including the timing for module production); any commercial funnel of sales opportunities for 2026 and beyond (including customer pursuits, advanced opportunities and ongoing discussions with customers); the expected benefits from the acquisition of KORE Power, Inc.; and T1's ability to meet its strategic priorities to fund and build T1's integrated polysilicon solar supply chain and enhance its profitability and capital structure. These forward-looking statements are based on management's current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause actual future events, results, or achievements to be materially different from T1's expectations and projections expressed or implied by the forward-looking statements. Important factors include, but are not limited to, those discussed under the caption "Risk Factors" in T1's Annual Report on Form 10-K for the year ended December 31, 2025, filed with the U.S. Securities and Exchange Commission (the "SEC") on March 31, 2026, as amended and supplemented by Amendment No. 1 on Form 10-K/A filed with the SEC on April 30, 2026, including risks related to: (1) T1's ability to (i) construct and equip manufacturing facilities in a timely and cost-effective manner; (ii) target and retain customers and suppliers; (iii) attract and retain key employees and qualified personnel; (iv) protect its intellectual property; (v) comply with legal and environmental regulations; (vi) compete in international markets in light of export and import controls; (vii) incur substantially more debt; (viii) remediate the material weakness in T1's internal control over financial reporting or otherwise maintain effective internal control over financial reporting, (ix) qualify for the advanced manufacturing production credit under Section 45X of the Internal Revenue Code of 1986, as amended, and (x) rely on third-party warranties; (2) T1's ability to secure a comprehensive financing solution to fund the remaining capital expenditure for G2_Austin Phase 1 on favorable terms, or at all, and the timing of such financing; (3) the concentration of T1's operations in Texas and its dependence on a limited number of suppliers; (4) changes adversely affecting the flow of components and materials from international vendors, the costs of raw materials, components, equipment, and machinery; (5) general economic and geopolitical conditions, (6) changes in applicable laws or regulations, including environmental, export control and tax laws and incentives and renewable energy targets, as well as international trade policies, including tariffs, on T1's products and competitive position (including T1's ability to obtain tariff refunds); (7) the outcome of any legal proceedings relating to T1's products and services, including intellectual property or product liability claims, commercial or contractual disputes, warranty claims, and other proceedings; and (8) the capital-intensive nature of T1's business and its ability to raise additional capital on attractive terms or service its debt.

All the above referenced filings are available on the SEC's website at www.sec.gov. Forward looking statements speak only as of the date of this presentation and are based on information available to T1 as of the date of this presentation, and T1 assumes no obligation to update such forward-looking statements, all of which are expressly qualified by the statements in this section, whether as a result of new information, future events or otherwise, except as required by law.

Use of Non-GAAP Financial Measures

T1 reports financial results in accordance with generally accepted accounting principles in the United States ("GAAP"). Adjusted EBITDA presented herein is a supplemental measure of T1's performance that is not required by, or presented in accordance with, GAAP.

The presentation of this non-GAAP financial measure is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. T1 defines Adjusted EBITDA as net income (loss) from continuing operations before interest expense, income tax expense (benefit), depreciation and amortization, and further adjusted to exclude certain items that management does not consider indicative of the Company's core operating performance, including, but not limited to, non-cash charges, non-recurring items, and non-operating gains or losses. These adjustments include impairment charges, losses on debt extinguishment, losses on settlement of derivative liabilities, share-based compensation, fair value adjustments of warrant and derivative liabilities, and non-recurring transaction expenses. Our Adjusted EBITDA measure was re-defined in the fourth quarter of 2025 to also exclude certain non-recurring transaction expenses. The historical presentation of Adjusted EBITDA in this presentation has been recast to conform to the revised definition.

T1 uses Adjusted EBITDA as a key measure in evaluating its financial and operating performance and in making strategic business decisions. T1 believes that Adjusted EBITDA, when considered together with the corresponding GAAP financial measures, provides meaningful supplemental information by excluding items that may not be representative of its core business, operating results, or future outlook. However, Adjusted EBITDA is not a measure of financial performance under GAAP and should not be considered as an alternative to net income (loss) from continuing operations or any other measure of performance or liquidity presented in accordance with GAAP.

Adjusted EBITDA has been reconciled to the nearest GAAP measure for historical periods in the table entitled "Reconciliation of Non-GAAP Measures to Most Comparable Amounts" set forth on Annex A of in T1's Q2 2026 results press release published on August 12, 2026. However, T1 is unable to provide a reconciliation for the forward-looking Adjusted EBITDA guidance because it does not currently have sufficient information to accurately estimate all of the variables and individual adjustments for such reconciliation. As such, T1's management cannot estimate on a forward-looking basis without unreasonable effort the impact these variables and individual adjustments will have on its reported results.

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3 Q2 2026 Earnings Call Participants and Agenda Prepared Remarks DETAILS ITEM ▪ Key messages ▪ Business updates ▪ Concluding remarks Daniel Barcelo Chairman of the Board and Chief Executive Officer ▪ Section 232 update Andy Munro Chief Legal and Policy Officer ▪ Financial summary ▪ Capital formation update Evan Calio Chief Financial Officer • Q&A J eff Spittel EVP, Investor Relations and Corporate Development

4 Q2 2026 Earnings Call State of the Business G2_AUSTIN CONSTRUCTION IN JULY 2026 FINANCING ▪ T1 continues to target a comprehensive financing solution, which includes a significant debt component, to fund the remaining balance of capital expenditures for Phase 1 of G2_Austin ▪ Executed $120 million private convertible notes offering in July with intention to bridge to targeted G2_Austin comprehensive financing solution POLICY ▪ U.S. Department of Commerce Section 232 proclamation is expected to aid U.S. manufacturers like T1 who are committed to domestic manufacturing ▪ T1’s strategy from inception was built for a policy environment that creates incentives to invest in the American polysilicon solar supply chain COMMERCIAL/STRATEGIC ▪ Executed strategic offtake deal with Clearway Energy Group to supply 641 MW of G1_Dallas modules built with domestic solar cells from G2_Austin ▪ T1 has acquired foundational TOPCon intellectual property, which we believe is the most advanced, highly efficient commercially viable solar technology available ▪ Closed KORE Power acquisition and created T1 NRI brand to service BESS and data center infrastructure markets ▪ In discussions with multiple parties regarding potential monetization pathways for T1’s legacy European assets to repurpose asset as data center G2_AUSTIN CONSTRUCTION ▪ Building is ready for MEP (Mechanical, Electrical and Plumbing) installation and all key equipment from our production line equipment vendor for Phase 1 is either on the wate r or in the United States OPERATIONS ▪ T1 expects the run rate of G1_Dallas production in Q3 and Q4 2026 will exceed Q2 2026 production and believes 2026 production will fall within the higher end of its previously disclosed 2026 production range of 3.1 - 4.2 GW T1 continues to execute its strategy to build a U.S. domestic solar champion with an industry leading U.S. silicon - based technology

Q2 2026 Earnings Call

Section 232 Overview

T1 applauds the policy framework that supports domestic solar manufacturing and a U.S. polysilicon supply chain

KEY ELEMENTS OF PROCLAMATION

- Minimum Import Pricing and Ad valorem tariffs on polysilicon and polysilicon derivatives, including solar modules and sub-components
- Implementation takes effect 120 days from proclamation (December 4, 2026)
- Onshoring program to offer 232 exemptions to companies that submit plans that commit to investment and production of raw polysilicon, ingots, wafers, and cells in the United States

T1'S COMPETITIVE POSITION

- Multiple GW per year supply agreements (including portion on fixed price) to source U.S. polysilicon and wafers through Hemlock and Corning
- Mission to establish the first end-to-end U.S. polysilicon-based solar supply chain
- T1 is onshoring integrated solar manufacturing based on leading U.S. TOPCon intellectual property
- Deploying capital to build out 2.1 GW of U.S. cell capacity at G2_Austin with announced plan to establish 5 GW in two phases

T1'S IMPLEMENTATION STRATEGY

- Work with Department of Commerce to access tariff offset onshoring program through T1's committed and planned investments in G2_Austin
- T1's onshoring plan is underpinned by investments in G1, G2. TOPCon IP and U.S. polysilicon and wafer commitments with Hemlock and Corning

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6 Q2 2026 Earnings Call Strengthening T1’s Domestic Solar Leadership IP TRANSACTION OVERVIEW ▪ T1 has acquired TOPCon IP it previously licensed from Evervolt Green Energy Pte. Ltd., a Singapore - incorporated and owned company ▪ Total consideration of $135MM in either cash or stock 1 , at T1’s election, consisting of: ▪ $2MM upfront cash payment ▪ $60MM first tranche (paid in equity July 2026) ▪ $25MM on September 30, 2026, $30MM on October 15, 2026, $18MM on October 30, 2026 STRATEGIC RATIONALE ▪ Acquisition is NPV positive vs. prior licensing agreement (assuming no T1 licensing revenue from third - party licensees or value beyond end of prior agreement at year - end 2029) ▪ Eliminates projected licensing fees of $25 – 40 MM per year over the life of the previous IP agreement ▪ Ownership of one of the industry leading, silicon - based technologies ▪ Potential to generate revenues from licensing out technology to third parties ▪ Potential for access to third party licensee R&D advances ▪ Aligns with T1’s strategy to establish a fully integrated U.S. supply chain ▪ $ T1’s Unique Value Proposition to Customers T1’s purchase of foundational TOPCon solar IP further enhances unique value proposition to customers and partners Building 2.1 GW of U.S. solar fab capacity at G2_Austin with plan to build 5 GW in multiple phases American owned, managed, listed, and operated company Access to U.S. polysilicon and wafers through supply agreements with Hemlock/Corning U.S. ownership of TOPCon IP Planned availability 2027/2028 U.S. module and cell volumes 1 : Any issuance of stock including the first tranche paid in July 2026 would be done at a 15% discount to a five - day volume weighted average trading price during a window ending prior to the date of issuance.

Q2 2026 Earnings Call

G2_Austin: Flagship U.S. Project Update

Construction of T1's flagship U.S. solar cell fab proceeding with first cell production expected in Q1 2027

Latest from G2_Austin:

Building ready for interior MEP (Mechanical, Electrical, and Plumbing) installation

All key shipments from Production Line Equipment vendor currently on the water or in United States

Long lead time clean room equipment has been ordered

Steel topping out scheduled for August 19th

KEY

- CONSTRUCTION & PROCURMENT MILESTONE
- DESIGN PROGRESS


WE ARE HERE
Q2 2026
Issue for Construction (IFC) design completion
Steel arrives and erection of steel skeleton begins
Production Line Equipment (PLE) factory testing begins
Long lead time MEP equipment ordered
Q3 2026
PLE enters US Ports
Full contract award for Central Utility Plant and Water Management Plant
All major trade contractors expected to be engaged on site
Topping out ceremony for completion of structural steel works on site
Roof and walls of main production building projected to be complete
Clean room installation projected to begin
Q4 2026
PLE installation projected to begin
Projected completion of mechanical, electrical and plumbing scope
Q1 2027
Final commissioning and projected start of production

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Q2 2026 Earnings Call

G1_Dallas Operations Update

Executing against 3GW of contracts in 2026

Production Status

- Produced 935.3 MW of solar modules in Q2 2026
- Module production moved higher sequentially throughout Q2 2026

Sales and Commercial Pipeline Update

- T1 generated Q2 2026 total net sales of $250 MM vs. $133 MM in Q2 2025
- Announced 641 MW strategic offtake agreement with Clearway to augment 900 MW Treaty Oak contract
- In discussions with multiple parties for sales of T1's high domestic content modules

2026 – 2027 Outlook

- T1 has 3 GW of firm cost-plus and fixed margin contracts for 2026
- T1 expects the run rate of G1_Dallas production in Q3 and Q4 2026 will exceed Q2 2026 production and believes 2026 production will fall within the higher end of its previously disclosed 2026 production range of 3.1 - 4.2 GW
- T1 believes pricing for T1's high domestic content modules supported by scarcity of domestically produced TOPCon cells
- Electricity demand growth tied to data center development continues to underpin utility-scale solar interest: 474 GW of interconnection requests in ERCOT, 90% of which are tied to data centers[1]


G1_Dallas Q2 2026 Production and Outbound Activity Summary
(MW)
1600.0
1400.0
1200.0
1000.0
800.0
600.0
400.0
200.0
0.0
Q1 2025
Q2 2025
Q3 2025
Q4 2025
Q1 2026
Q2 2026
Production (MW)
Outbound (MW)

[1]: ERCOT Update to Senate Committee on Business & Commerce, July 2026.

Q2 2026 Earnings Call

T1 Financial Summary

T1 is well positioned to fund growth and generate improving financial performance at G1_Dallas in H2 2026

935 MW

Q2 2026 Module Production

Production expected to ramp in H2 2026 in accordance with contracted and prospective customer demand

19.6%

Q2 2026 Gross Margin

Q2 performance reflects margin profile of T1's contract coverage

$10.7MM

Q2 Adjusted EBITDA

SG&A to third-parties was the largest change vs. Q1 2026; Adjusted EBITDA includes a $24.4MM positive impact from IEEPA tax refunds

Strong performance in Q2 and improving H2 2026 outlook

- Q2 2026 gross margins improved by ~300 basis points on higher throughput and deliveries against fixed-margin and cost-plus offtake contracts
- Net loss from continuing operations of $36.9MM included $25.0MM of Depreciation & Amortization expense
- T1 expects that the run rate of production in Q3 and Q4 2026 will exceed Q2 2026 production and believes that full-year 2026 production will fall within the higher end of the 3.1 – 4.2GW range
- No changes to T1's run-rate integrated production Adjusted EBITDA guidance of $375 - $450 million for 5 GW of G1/2.1 GW of G2 or $650 - $700 million for 5 GW of G1/5 GW of G2
- T1 executed a $120MM private offering of convertible notes due 2031 in July 2026, which is intended as a bridge to the Company's targeted comprehensive financing solution

T1 BALANCE SHEET SUMMARY

$ in millions	As of 31-June-26	As of 31-Mar-26
Cash, cash equivalents, and restricted cash	$149	$124
Other current assets	$602	$469
Net, property, plant, & equipment	$430	$346
Other assets	$461	$398
Total assets	**$1,642**	**$1,337**
Current liabilities	$577	$466
Other liabilities	$790	$561
Preferred stock	$73	$73
Shareholders' equity	$202	$237
Total liabilities & equity	**$1,642**	**$1,337**

10 ▪ Secure comprehensive financing solution to fund the remaining balance of capital expenditures for Phase 1 of G2_Austin ▪ Drive efficiencies and utilization at G1_Dallas to generate returns and cash flow from operations ▪ Reduce third party SG&A expenses as appropriate to enhance T1’s corporate earnings power ▪ Maximize value of legacy European assets BUILD ▪ Build sustainable competitive advantages by supplying high domestic content, owning leading technology, and integrating a first U.S. end - to - end polysilicon solar supply chain ▪ Execute G2_Austin Phase 1 construction within updated timelines and budget ▪ Continue to develop T1’s commercial presence with key utility - scale customers and pursue value maximizing sales opportunities ▪ Leverage T1’s intellectual property ownership to enhance U.S. solar partnership network ▪ Establish world class technical organization that is aligned with a growing asset portfolio Building a U.S. solar champion on foundation of domestic content and leading U.S. technology Q2 2026 Earnings Call T1’s Strategic Priorities FUND ENGAGE ▪ Position T1 as the U.S. silicon - based solar leader built on leading U.S. technology ▪ Promote benefits of T1’s mission and strategy to customers, lawmakers, partners and prospective employees ▪ Maintain consistent and transparent dialogue with T1’s capital providers OPERATE ▪ Focus on driving cost efficiencies at G1_Dallas to unlock incremental profitability ▪ Work with Department of Commerce to access tariff offset onshoring program during bridge to G2_Austin cell production and ramp up ▪ Integrate T1 NRI to develop and execute cross selling opportunities ▪ Ramp up hiring of key operational and technical talent for G2_Austin

11 Q&A